NUMBER

4606

eMagin

SHARES

SPECIMEN

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 29076N 20 6

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NEW

This Certifies that

SPECIMEN

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

eMagin Corporation

CERTIFICATE OF STOCK

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

eMagin Corporation CORPORATE SEAL Nov. 30, 1993 DELAWARE

TREASURER

PRESIDENT

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(Jersey City, N.J.)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED OFFICER

COLUMBIAN UNITED STATES BANKNOTE CORPORATION

eMagin Corporation The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM TEN ENT JTTEN as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT - ......................... Custodian ......................... (Cusl) under Uniform Gifts to Minors (Minor) Act .............................................................. (State) UNIF TRF MIN ACT - ................. Custodian (until age ................) (Cust) ............................ under Uniform Transfers (Minor) to Minors Act .............................................. (State) Additional abbreviations may also be used though not in the above list. For Value Received, hereby sell(s), assign(s) and transfer(s) unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint -------------------------------------------Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated _ X X NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. Signature(s) Guaranteed TBHEySIGNA=TU=RE(S=) M=UST BE GUARA=NTE=ED BY AN E=LIG=IBLE GUARANTOR=IN=ST=ITUT=ION (B=AN=KS. STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C.RULE 17Ad·15.